Exhibit 99.1

REPAY Reports Third Quarter 2020 Financial Results

ATLANTA, November 9, 2020 -- Repay Holdings Corporation (NASDAQ: RPAY) (“REPAY” or the “Company”), a leading provider of vertically-integrated payment solutions, today reported financial results for its third quarter of 2020.

“Our solid third quarter results are a testament to the value proposition of our business, which has grown even more evident since the COVID-19 pandemic began almost eight months ago. Compared to the third quarter of 2019, card payment volume and gross profit increased 44% and 40%, respectively,” said John Morris, CEO of REPAY. “We are thrilled by our latest acquisition of CPS Payment Services, which fortifies our B2B and AP automation offering and will help us satisfy the heightened demand for comprehensive, technology-first B2B automation and payment solutions.”

Three Months Ended September 30, 2020 Highlights

•	Card payment volume was $3.8 billion, an increase of 44% over the third quarter of 2019
•	Total revenue was $37.6 million, a 43% increase over the third quarter of 2019
•	Gross profit was $27.1 million, an increase of 40% over the third quarter of 2019
•	Pro forma net loss[1] was $(6.6) million, as compared to net loss of $(41.4) million in the third quarter of 2019
•	Adjusted EBITDA was $15.6 million, an increase of 31% over the third quarter of 2019
•	Adjusted Net Income was $9.5 million, a decrease of 9% from the third quarter of 2019[2]
•	Adjusted Net Income per share was $0.12

Gross profit represents total revenue less cost of services. Adjusted EBITDA, Adjusted Net Income, and Adjusted Net Income per share are non-GAAP financial measures.  See “Non-GAAP Financial Measures” and the reconciliations of Adjusted EBITDA and Adjusted Net Income to their most comparable GAAP measures provided below for additional information.

Business Combination

The Company was formed upon closing of the merger (the “Business Combination”) of Hawk Parent Holdings LLC (together with Repay Holdings, LLC and its other subsidiaries, “Hawk Parent”) with a subsidiary of Thunder Bridge Acquisition, Ltd. (“Thunder Bridge”), a special purpose acquisition company, on July 11, 2019 (the “Closing Date”). On the closing of the Business Combination, Thunder Bridge changed its name to Repay Holdings Corporation.

Basis of Presentation

As a result of the Business Combination, the Company was identified as the acquirer for accounting purposes, and Hawk Parent, which owned the business conducted prior to the closing of the Business Combination, is the acquiree and accounting “Predecessor.”  The Company is the “Successor” for periods after the Closing Date, which includes consolidation of the Hawk Parent business subsequent to the Closing Date. The Company’s financial statement presentation reflects the Hawk Parent business as the “Predecessor” for any periods ended prior to the Closing Date. Where we discuss results for any period ended September 30, 2019, we are

[1]	Please refer to “Basis of Presentation” below for an explanation of the presentation of this information.
[2]	Adjusted Net Income for the three months ended September 30, 2020 includes a pro forma tax impact. See ‘Key Operating and Non-GAAP Financial Data’ footnote (p) for additional detail.

referring to the combined results of the Predecessor for the periods from either January 1, 2019 or July 1, 2019 and the Successor for the period from the Closing Date through September 30, 2019.  The combined basis of presentation reflects a simple arithmetic combination of the Predecessor and Successor periods.  The acquisition was accounted for as a business combination using the acquisition method of accounting, and the Successor financial statements reflect a new basis of accounting that is based on the fair value of net assets acquired. As a result of the application of the acquisition method of accounting as of the effective time of the Business Combination, the financial statements for the Predecessor period and for the Successor period are presented on different bases.  When information is noted as being “pro forma” in this press release, it means that the financial statements were adjusted to remove the effects of purchase accounting adjustments related to the Business Combination. The historical financial information of Thunder Bridge prior to the Business Combination has not been reflected in the Predecessor period financial statements.

Subsequent Events

On October 27, 2020, REPAY announced the acquisition of CPS Payment Services for up to $93 million, which includes up to $15 million in performance-based earnouts.  The acquisition closed on November 2, 2020 and was financed with cash on hand.

On November 5, 2020, the Company, Truist Bank (formerly SunTrust Bank) and other members of its existing bank group agreed to amend REPAY’s existing credit facility in order to extend through August 2021 the availability period for the $60 million delayed draw term loan facility under the credit facility.

2020 Outlook

REPAY expects the following financial results for full year 2020, which reflects expected contributions from CPS Payment Services and replaces previously provided guidance.

Full Year 2020 Outlook
Updated Guidance
Card Payment Volume	$14.75 - 15.00 billion
Total Revenue	$148 - 153 million
Gross Profit	$110 - 113 million
Adjusted EBITDA	$63 - 65 million

This range assumes no further unforeseen COVID-related impacts, which could create substantial economic duress in the fourth quarter of the year. REPAY does not provide quantitative reconciliation of forward-looking, non-GAAP financial measures, such as forecasted 2020 Adjusted EBITDA, to the most directly comparable GAAP financial measure, because it is difficult to reliably predict or estimate the relevant components without unreasonable effort due to future uncertainties that may potentially have significant impact on such calculations, and providing them may imply a degree of precision that would be confusing or potentially misleading.

Conference Call

REPAY will host a conference call to discuss third quarter 2020 financial results today at 5:00 pm ET. Hosting the call will be John Morris, CEO, and Tim Murphy, CFO. The call will be webcast live from REPAY’s investor relations website at https://investors.repay.com/investor-relations. The conference call can also be accessed live over the phone by dialing (877) 407-3982, or for international callers (201) 493-6780. A replay will be available one hour after the call and can be accessed by dialing (844) 512-2921 or (412) 317-6671 for international callers; the conference ID is 13711329. The replay will be available at https://investors.repay.com/investor-relations.

Non-GAAP Financial Measures

This communication includes certain non-GAAP financial measures that REPAY’s management uses to evaluate its operating business, measure its performance and make strategic decisions. Adjusted EBITDA is a non-GAAP financial measure that represents net income prior to interest expense, tax expense, depreciation and amortization, as adjusted to add back certain non-cash and non-recurring charges, such as non-cash loss on extinguishment of debt, non-cash change in fair value of contingent consideration, non-cash change in fair value of assets and liabilities, share-based compensation charges, transaction expenses, management fees, legacy commission related charges, employee recruiting costs, other taxes, strategic initiative related costs and other non-recurring charges. Adjusted Net Income is a non-GAAP financial measure that represents net income prior to amortization of acquisition-related intangibles, as adjusted to add back certain non-cash and non-recurring charges, such as non-cash loss on extinguishment of debt, non-cash change in fair value of contingent consideration, non-cash change in fair value of assets and liabilities, share-based compensation expense, transaction expenses, management fees, legacy commission related charges, employee recruiting costs,  strategic initiative related costs and other non-recurring charges, net of tax effect associated with these adjustments. Adjusted Net Income is adjusted to exclude amortization of all acquisition-related intangibles as such amounts are inconsistent in amount and frequency and are significantly impacted by the timing and/or size of acquisitions. Management believes that the adjustment of acquisition-related intangible amortization supplements GAAP financial measures because it allows for greater comparability of operating performance. Although we exclude amortization from acquisition-related intangibles from our non-GAAP expenses, management believes that it is important for investors to understand that such intangibles were recorded as part of purchase accounting and contribute to revenue generation.  Adjusted Net Income per share is a non-GAAP financial measure that represents Adjusted Net Income divided by the weighted average number of shares of Class A common stock outstanding (on as-converted basis) for the three and nine months ended September 30, 2020 (excluding shares subject to forfeiture). REPAY believes that Adjusted EBITDA, Adjusted Net Income, and Adjusted Net Income per share provide useful information to investors and others in understanding and evaluating its operating results in the same manner as management. However, Adjusted EBITDA, Adjusted Net Income, and Adjusted Net Income per share are not financial measures calculated in accordance with GAAP and should not be considered as a substitute for net income, operating profit, or any other operating performance measure calculated in accordance with GAAP. Using these non-GAAP financial measures to analyze REPAY’s business has material limitations because the calculations are based on the subjective determination of management regarding the nature and classification of events and circumstances that investors may find significant. In addition, although other companies in REPAY’s industry may report measures titled Adjusted EBITDA, Adjusted Net Income, Adjusted Net Income per share, or similar measures, such non-GAAP financial measures may be calculated differently from how REPAY calculates its non-GAAP financial measures, which reduces their overall usefulness as comparative measures. Because of these limitations, you should consider Adjusted EBITDA, Adjusted Net Income, and Adjusted Net Income per share alongside other financial performance measures, including net income and REPAY’s other financial results presented in accordance with GAAP.

Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about future financial and operating results, REPAY’s plans, objectives, expectations and intentions with respect to future operations, products and services; and other statements identified by words such as “guidance,” “will likely result,” “are expected to,” “will continue,” “is anticipated,” “estimated,” “believe,” “intend,” “plan,” “projection,” “outlook” or words of similar meaning. These forward-looking statements include, but are not limited to, REPAY’s  2020 outlook (including contributions of CPS Payment Services),  the effects of the COVID-19 pandemic, expected demand on REPAY’s product offering, including further implementation of electronic payment options and statements regarding REPAY’s market and growth opportunities. Such forward-looking statements are based upon the current beliefs and expectations of REPAY’s management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are difficult to predict and generally beyond our control.

In addition to factors disclosed in REPAY’s reports filed with the U.S. Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2019 and Quarterly Report on Form 10-Q for the quarter ended September 30, 2020, and those identified elsewhere in this communication, the following factors, among others, could cause actual results and the timing of events to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: exposure to economic conditions and political risk affecting the consumer loan market and consumer and commercial spending; the impacts of the ongoing COVID-19 coronavirus pandemic and the actions taken to control or mitigate its spread (which impacts are highly uncertain and cannot be reasonably estimated or predicted at this time); a delay or failure to integrate and realize the benefits of the CPS Payment Services acquisition or any of the Company’s other recent acquisitions; changes in the payment processing market in which REPAY competes, including with respect to its competitive landscape, technology evolution or regulatory changes; changes in the vertical markets that REPAY targets; risks relating to REPAY’s relationships within the payment ecosystem; risk that REPAY may not be able to execute its growth strategies, including identifying and executing acquisitions; risks relating to data security; changes in accounting policies applicable to REPAY; and the risk that REPAY may not be able to develop and maintain effective internal controls.

Actual results, performance or achievements may differ materially, and potentially adversely, from any projections and forward-looking statements and the assumptions on which those forward-looking statements are based. There can be no assurance that the data contained herein is reflective of future performance to any degree. You are cautioned not to place undue reliance on forward-looking statements as a predictor of future performance. All information set forth herein speaks only as of the date hereof in the case of information about REPAY or the date of such information in the case of information from persons other than REPAY, and REPAY disclaims any intention or obligation to update any forward looking statements as a result of developments occurring after the date of this communication. Forecasts and estimates regarding REPAY’s industry and end markets are based on sources it believes to be reliable, however there can be no assurance these forecasts and estimates will prove accurate in whole or in part. Pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results.

About REPAY

REPAY provides integrated payment processing solutions to verticals that have specific transaction processing needs. REPAY’s proprietary, integrated payment technology platform reduces the complexity of electronic payments for merchants, while enhancing the overall experience for consumers and businesses.

Contacts

Investor Relations Contact for REPAY:

repayIR@icrinc.com

Media Relations Contact for REPAY:

Kristen Hoyman

(404) 637-1665

khoyman@repay.com

Consolidated Statement of Operations

(Unaudited)

	Successor			Predecessor
(in $ thousands)	Three Months ended September 30, 2020	Nine Months ended September 30, 2020	July 11, 2019 through September 30, 2019	July 1, 2019 through July 10, 2019	January 1, 2019 through July 10, 2019
Revenue	$37,635	$113,598	$23,926	$2,334	$47,043
Operating expenses
Other costs of services	$10,492	$29,990	$6,368	$468	$10,216
Selling, general and administrative	28,581	65,765	21,003	34,069	51,201
Depreciation and amortization	15,421	44,031	10,703	333	6,223
Change in fair value of contingent consideration	(3,750)	(3,010)	—	—	—
Total operating expenses	$50,744	$136,776	$38,074	$34,870	$67,640
Income (loss) from operations	$(13,109)	$(23,178)	$(14,148)	$(32,536)	$(20,597)
Other expenses
Interest expenses	(3,624)	(10,847)	(2,686)	(227)	(3,145)
Change in fair value of tax receivable liability	(1,475)	(12,056)	(451)	—	—
Other income	25	70	(1,316)	—	—
Total other (expenses) income	(5,074)	(22,833)	(4,453)	(227)	(3,145)
Income (loss) before income tax expense	(18,183)	(46,011)	(18,601)	(32,763)	(23,742)
Income tax benefit	3,383	8,395	2,719	—	—
Net income (loss)	$(14,800)	$(37,616)	$(15,882)	$(32,763)	$(23,742)
Net income (loss) attributable to non-controlling interest	(5,298)	(12,053)	(7,399)	—	—
Net income (loss) attributable to the Company	$(9,502)	$(25,563)	$(8,483)	$(32,763)	$(23,742)
Weighted-average shares of Class A common stock outstanding - basic and diluted	57,913,089	45,806,225	34,326,127
Loss per Class A share - basic and diluted	($0.16)	($0.56)	($0.25)

Consolidated Balance Sheets

(in $ thousands)	September 30, 2020 (Unaudited)	December 31, 2019
Assets
Cash and cash equivalents	$182,290	$24,618
Accounts receivable	15,790	14,068
Related party receivable	-	563
Prepaid expenses and other	5,351	4,633
Total current assets	203,431	43,882

Property, plant and equipment, net	1,709	1,611
Restricted cash	10,388	13,283
Customer relationships, net of amortization	249,611	247,589
Software, net of amortization	62,067	61,219
Other intangible assets, net of amortization	23,677	24,242
Goodwill	415,511	389,661
Deferred tax assets	128,294	-
Other assets	-	555
Total noncurrent assets	891,257	738,160
Total assets	$1,094,688	$782,042

Liabilities
Accounts payable	$11,893	$9,586
Related party payable	14,896	14,571
Accrued expenses	12,678	15,966
Current maturities of long-term debt	6,761	5,500
Current tax receivable agreement	10,105	6,336
Total current liabilities	56,333	51,959

Long-term debt, net of current maturities	251,307	197,943
Line of credit	-	10,000
Tax receivable agreement	212,795	60,840
Deferred tax liability	-	768
Other liabilities	10,635	17
Total noncurrent liabilities	474,737	269,568
Total liabilities	$531,070	$321,527

Commitment and contingencies (Note 12)

Stockholders' equity
Class A common stock, $0.0001 par value; 2,000,000,000 shares authorized and 71,087,989 issued and outstanding as of September 30, 2020	7	4
Class V common stock, $0.0001 par value; 1,000 shares authorized and 100 shares issued and outstanding as of September 30, 2020	-	-
Additional paid-in capital	609,915	307,914
Accumulated other comprehensive (loss) income	(9,266)	313
Accumulated deficit	(79,441)	(53,878)
Total stockholders' equity	$521,215	$254,353

Equity attributable to non-controlling interests	42,403	206,162

Total liabilities and stockholders' equity and members' equity	$1,094,688	$782,042

Key Operating and Non-GAAP Financial Data

We believe that adjusting the key operating and non-GAAP measures for comparability between the Predecessor, Successor and Pro Forma periods is useful to the user of our financial statements.

The unaudited non-GAAP pro forma results of operations data for the three and nine months ended September 30, 2020 and 2019 included in the discussion below are based on our historical financial statements, adjusted to remove the effects of purchase accounting adjustments related to the Business Combination. The pro forma results included herein have not been prepared in accordance with Article 11 of Regulation S-X.

Unless otherwise stated, all results compare third quarter and nine-month 2020 results to third quarter and nine-month 2019 results from continuing operations for the period ended September 30, respectively.

The following tables and related notes reconcile these non-GAAP measures and the pro forma measures to GAAP information for the three-month and nine-month periods ended September 30, 2020 and 2019:

	Three months ended September 30,			Nine months ended September 30,
(in $ thousands)	2020	2019	% Change	2020	2019	% Change
Card payment volume	$3,765,721	$2,618,561	44%	$11,240,005	$7,274,579	55%
Gross profit[1]	27,143	19,424	40%	83,608	54,385	54%
Adjusted EBITDA[2]	15,595	11,910	31%	49,167	33,694	46%

(1)	Gross profit represents total revenue less other costs of services.
(2)

Adjusted EBITDA is a non-GAAP financial measure that represents net income adjusted for interest expense, depreciation and amortization and certain other non-cash charges and non-recurring items. See “Non-GAAP Financial Measures” above and the reconciliation of Adjusted EBITDA to its most comparable GAAP measure below.

Reconciliations of GAAP Net Income to Non-GAAP Adjusted EBITDA

For the Three Months Ended September 30, 2020 and 2019

(Unaudited)

	Successor			Successor	Predecessor
(in $ thousands)	Three Months Ended September 30, 2020	Adjustments(o)	Pro Forma Three Months Ended September 30, 2020	July 11, 2019 through September 30, 2019	July 1, 2019 through July 10, 2019	Combined	Adjustments(o)	Pro Forma Three Months Ended September 30, 2019
Revenue	$37,635		$37,635	$23,926	$2,334	$26,260		$26,260
Operating expenses
Other costs of services	$10,492		$10,492	$6,368	$468	$6,836		$6,836
Selling, general and administrative	28,581		28,581	21,003	34,069	55,072		55,072
Depreciation and amortization	15,421	(8,159)	7,262	10,703	333	11,036	(7,253)	3,783
Change in fair value of contingent consideration	(3,750)		(3,750)	—	—	—		—
Total operating expenses	$50,744		$42,585	$38,074	$34,870	$72,944		$65,691
Income (loss) from operations	$(13,109)		$(4,950)	$(14,148)	$(32,536)	$(46,684)		$(39,431)
Other expenses
Interest expenses	(3,624)		(3,624)	(2,686)	(227)	(2,913)		(2,913)
Change in fair value of tax receivable liability	(1,475)		(1,475)	(451)	—	(451)		(451)
Other income	25		25	(1,316)	—	(1,316)		(1,316)
Total other (expenses) income	(5,074)		(5,074)	(4,453)	(227)	(4,681)		(4,680)
Income (loss) before income tax expense	(18,183)		(10,024)	(18,601)	(32,763)	(51,364)		(44,111)
Income tax benefit	3,383		3,383	2,719	—	2,719		2,719
Net income (loss)	$(14,800)		$(6,641)	$(15,882)	$(32,763)	$(48,645)		$(41,392)

Add:
Interest expense			3,624					2,913
Depreciation and amortization(a)			7,262					3,783
Income tax (benefit)			(3,383)					(2,719)
EBITDA			$862					$(37,415)

Loss on extinguishment of debt (b)			—					1,316
Non-cash change in fair value of contingent consideration(c)			(3,750)					—
Non-cash change in fair value of assets and liabilities(d)			1,475					451
Share-based compensation expense(e)			5,768					10,409
Transaction expenses(f)			3,332					35,017
Management Fees(g)			—					11
Legacy commission related charges(h)			7,221					1,877
Employee recruiting costs(i)			67					18
Other taxes(j)			171					32
Restructuring and other strategic initiative costs(k)			389					80
Other non-recurring charges(l)			60					114
Adjusted EBITDA			$15,595					$11,910

Reconciliations of GAAP Net Income to Non-GAAP Adjusted EBITDA

For the Nine Months Ended September 30, 2020 and 2019

(Unaudited)

	Successor			Successor	Predecessor
(in $ thousands)	Nine Months Ended September 30, 2020	Adjustments(o)	Pro Forma Nine Months Ended September 30, 2020	July 11, 2019 through September 30, 2019	January 1, 2019 through July 10, 2019	Combined	Adjustments(o)	Pro Forma Nine Months Ended September 30, 2019
Revenue	$113,598		$113,598	$23,926	$47,043	$70,969		$70,969
Operating expenses
Other costs of services	$29,990		$29,990	$6,368	$10,216	$16,584		$16,584
Selling, general and administrative	65,765		65,765	21,003	51,201	72,204		72,204
Depreciation and amortization	44,031	(24,476)	19,555	10,703	6,223	16,926	(7,253)	9,673
Change in fair value of contingent consideration	(3,010)		(3,010)	—	—	—		—
Total operating expenses	$136,776		$112,300	$38,074	$67,640	$105,714		$98,461
Income (loss) from operations	$(23,178)		$1,298	$(14,148)	$(20,597)	$(34,745)		$(27,492)
Other expenses						0
Interest expenses	(10,847)		(10,847)	(2,686)	(3,145)	(5,831)		(5,831)
Change in fair value of tax receivable liability	(12,056)		(12,056)	(451)	—	(451)		(451)
Other income	70		70	(1,316)	—	(1,316)		(1,316)
Total other (expenses) income	(22,833)		(22,833)	(4,453)	(3,145)	(7,598)		(7,598)
Income (loss) before income tax expense	(46,011)		(21,535)	(18,601)	(23,742)	(42,343)		(35,090)
Income tax benefit	8,395		8,395	2,719	—	2,719		2,719
Net income (loss)	$(37,616)		$(13,140)	$(15,882)	$(23,742)	$(39,624)		$(32,371)

Add:
Interest expense			10,847					5,831
Depreciation and amortization(a)			19,555					9,673
Income tax (benefit)			(8,395)					(2,719)
EBITDA			$8,867					$(19,586)

Loss on extinguishment of debt (b)			—					1,316
Non-cash change in fair value of contingent consideration(c)			(3,010)					—
Non-cash change in fair value of assets and liabilities(d)			12,056					451
Share-based compensation expense(e)			14,766					10,660
Transaction expenses(f)			7,777					37,513
Management Fees(g)			—					211
Legacy commission related charges(h)			7,221					2,427
Employee recruiting costs(i)			123					33
Other taxes(j)			396					259
Restructuring and other strategic initiative costs(k)			579					296
Other non-recurring charges(l)			392					114
Adjusted EBITDA			$49,167					$33,694

Reconciliations of GAAP Net Income to Non-GAAP Adjusted Net Income

For the Three Months Ended September 30, 2020 and 2019

(Unaudited)

	Successor			Successor	Predecessor
(in $ thousands)	Three Months Ended September 30, 2020	Adjustments(o)	Pro Forma Three Months Ended September 30, 2020	July 11, 2019 through September 30, 2019	July 1, 2019 through July 10, 2019	Combined	Adjustments(o)	Pro Forma Three Months Ended September 30, 2019
Revenue	$37,635		$37,635	$23,926	$2,334	$26,260		$26,260
Operating expenses
Other costs of services	$10,492		$10,492	$6,368	$468	$6,836		$6,836
Selling, general and administrative	28,581		28,581	21,003	34,069	55,072		55,072
Depreciation and amortization	15,421	(8,159)	7,262	10,703	333	11,036	(7,253)	3,783
Change in fair value of contingent consideration	(3,750)		(3,750)	—	—	—		—
Total operating expenses	$50,744		$42,585	$38,074	$34,870	$72,944		$65,691
Income (loss) from operations	$(13,109)		$(4,950)	$(14,148)	$(32,536)	$(46,684)		$(39,431)
Other expenses
Interest expenses	(3,624)		(3,624)	(2,686)	(227)	(2,913)		(2,913)
Change in fair value of tax receivable liability	(1,475)		(1,475)	(451)	—	(451)		(451)
Other income	25		25	(1,316)	—	(1,316)		(1,316)
Total other (expenses) income	(5,074)		(5,074)	(4,453)	(227)	(4,681)		(4,680)
Income (loss) before income tax expense	(18,183)		(10,024)	(18,601)	(32,763)	(51,364)		(44,111)
Income tax benefit	3,383		3,383	2,719	—	2,719		2,719
Net income (loss)	$(14,800)		$(6,641)	$(15,882)	$(32,763)	$(48,645)		$(41,392)

Add:
Amortization of Acquisition-Related Intangibles(m)			4,804					2,525
Loss on extinguishment of debt (b)			—					1,316
Non-cash change in fair value of contingent consideration(c)			(3,750)					—
Non-cash change in fair value of assets and liabilities(d)			1,475					451
Share-based compensation expense(e)			5,768					10,409
Transaction expenses(f)			3,332					35,017
Management Fees(g)			—					11
Legacy commission related charges(h)			7,221					1,877
Employee recruiting costs(i)			67					18
Restructuring and other strategic initiative costs(k)			389					80
Other non-recurring charges(l)			60					114
Pro forma taxes at effective rate(p)			(3,218)					—
Adjusted Net Income			$9,507					$10,426

Shares of Class A common stock outstanding (on an as-converted basis)(n)			78,885,221					57,531,359
Adjusted Net income per share			$0.12					$0.18

Reconciliations of GAAP Net Income to Non-GAAP Adjusted Net Income

For the Nine Months Ended September 30, 2020 and 2019

(Unaudited)

	Successor			Successor	Predecessor
(in $ thousands)	Nine Months Ended September 30, 2020	Adjustments(o)	Pro Forma Nine Months Ended September 30, 2020	July 11, 2019 through September 30, 2019	January 1, 2019 through July 10, 2019	Combined	Adjustments(o)	Pro Forma Nine Months Ended September 30, 2019
Revenue	$113,598		$113,598	$23,926	$47,043	$70,969		$70,969
Operating expenses
Other costs of services	$29,990		$29,990	$6,368	$10,216	$16,584		$16,584
Selling, general and administrative	65,765		65,765	21,003	51,201	72,204		72,204
Depreciation and amortization	44,031	(24,476)	19,555	10,703	6,223	16,926	(7,253)	9,673
Change in fair value of contingent consideration	(3,010)		(3,010)	—	—	—		—
Total operating expenses	$136,776		$112,300	$38,074	$67,640	$105,714		$98,461
Income (loss) from operations	$(23,178)		$1,298	$(14,148)	$(20,597)	$(34,745)		$(27,492)
Other expenses						0
Interest expenses	(10,847)		(10,847)	(2,686)	(3,145)	(5,831)		(5,831)
Change in fair value of tax receivable liability	(12,056)		(12,056)	(451)	—	(451)		(451)
Other income	70		70	(1,316)	—	(1,316)		(1,316)
Total other (expenses) income	(22,833)		(22,833)	(4,453)	(3,145)	(7,598)		(7,598)
Income (loss) before income tax expense	(46,011)		(21,535)	(18,601)	(23,742)	(42,343)		(35,090)
Income tax benefit	8,395		8,395	2,719	—	2,719		2,719
Net income (loss)	$(37,616)		$(13,140)	$(15,882)	$(23,742)	$(39,624)		$(32,371)

Add:
Amortization of Acquisition-Related Intangibles(m)			13,463					6,485
Loss on extinguishment of debt (b)			—					1,316
Non-cash change in fair value of contingent consideration(c)			(3,010)					-
Non-cash change in fair value of assets and liabilities(d)			12,056					451
Share-based compensation expense(e)			14,766					10,660
Transaction expenses(f)			7,777					37,513
Management Fees(g)			—					211
Legacy commission related charges(h)			7,221					2,427
Employee recruiting costs(i)			123					33
Restructuring and other strategic initiative costs(k)			579					296
Other non-recurring charges(l)			392					114
Pro forma taxes at effective rate(p)			(9,160)					—
Adjusted Net Income			$31,067					$27,135

Shares of Class A common stock outstanding (on an as-converted basis)(n)			71,307,517					57,531,359
Adjusted Net income per share			$0.44					$0.47

(a)	See footnote (m) for details on our amortization and depreciation expenses.
(b)	Reflects write-offs of debt issuance costs relating to Hawk Parent’s term loans and prepayment penalties relating to its previous debt facilities.

(c)	Reflects the changes in management’s estimates of future cash consideration to be paid in connection with prior acquisitions from the amount estimated as of the most recent balance sheet date.
(d)	Reflects the changes in management’s estimates of the fair value of the liability relating to the Tax Receivable Agreement.
(e)

Represents compensation expense associated with equity compensation plans, totaling $5,768,220 and $14,766,400 in the three and nine months ended September 30, 2020, respectively, $658,195 and $908,978 in the Predecessor periods from July 1, 2019 to July 10, 2019 and January 1, 2019 to July 10, 2019, respectively, and $9,750,821 as a result of new grants made in the Successor period from July 11, 2019 to September 30, 2019.

(f)

Primarily consists of (i) during the three and nine months ended September 30, 2020, professional service fees and other costs incurred in connection with the acquisition of cPayPlus, and additional transaction expenses incurred in connection with the Business Combination and the acquisitions of TriSource Solutions, APS Payments, and Ventanex, which closed in prior periods, as well as professional service expenses related to the follow-on offerings and (ii) during the three and nine months ended September 30, 2019, professional service fees and other costs in connection with the Business Combination, as well as the acquisitions of TriSource Solutions, and APS Payments.

(g)	Reflects management fees paid to Corsair Investments, L.P. pursuant to the management agreement, which terminated upon the completion of the Business Combination.
(h)

Represents payments made to certain employees in connection with significant restructuring of their commission structures. These payments represented commission structure changes which are not in the ordinary course of business.

(i)	Represents payments made to third-party recruiters in connection with a significant expansion of our personnel, which REPAY expects will become more moderate in subsequent periods.
(j)	Reflects franchise taxes and other non-income based taxes.
(k)

Reflects consulting fees related to our processing services and other operational improvements, including restructuring and integration activities related to our acquired businesses, that were not in the ordinary course during the three and nine months ended September 30, 2020 and 2019, and additionally one-time expenses related to the creation of a new entity in connection with equity arrangements for the members of Hawk Parent in connection with the Business Combination in the nine months ended September 30, 2019.

(l)

For the three and nine months ended September 30, 2020, reflects expenses incurred related to one-time accounting system and compensation plan implementation related to becoming a public company, as well as extraordinary refunds to customers and other payments related to COVID-19. For the nine months ended September 30, 2019, reflects expenses incurred related to other one-time legal and compliance matters. Additionally, for the three months ended September 30, 2019 reflects a one-time credit issued to a customer which was not in the ordinary course of business.

(m)

For the three and nine months ended September 30, 2020 reflects (i) amortization of the customer relationships intangibles acquired through Hawk Parent’s acquisitions of PaidSuite and Paymaxx during the year ended December 31, 2017 and the recapitalization transaction in 2016, through which Hawk Parent was formed in connection with the acquisition of a majority interest in Repay Holdings, LLC by certain investment funds sponsored by, or affiliated with, Corsair Capital LLC., (ii) customer relationships, non-compete agreement, software, and channel relationship intangibles acquired through the Business Combination, and (iii) customer relationships, non compete agreement, and software intangibles acquired through Repay Holdings, LLC’s acquisitions of TriSource Solutions, APS Payments, Ventanex, and cPayPlus. For the three and nine months ended September 30, 2019, reflects amortization of customer relationships intangibles acquired through Hawk Parent’s acquisitions and the recapitalization transaction in 2016 and the acquisition of TriSource Solutions described previously. This adjustment excludes the amortization of other intangible assets which were acquired in the regular course of business, such as capitalized internally developed software and purchased software. See additional information below for an analysis of our amortization expenses:

	Three months ended September 30,		Nine months ended September 30,
(in $ thousands)	2020	2019	2020	2019
Acquisition-related intangibles	$4,804	$2,525	$13,463	$6,485
Software	2,070	1,064	5,176	2,698
Reseller buyouts	15	15	44	44
Amortization	$6,889	$3,604	$18,683	$9,227
Depreciation	373	179	872	446
Total Depreciation and amortization[1]	$7,262	$3,783	$19,555	$9,673

1)

Adjusted Net Income is adjusted to exclude amortization of all acquisition-related intangibles as such amounts are inconsistent in amount and frequency and are significantly impacted by the timing and/or size of acquisitions (see corresponding adjustments in the reconciliation of net income to Adjusted Net Income presented above). Management believes that the adjustment of acquisition-related intangible amortization supplements GAAP financial measures because it allows for greater comparability of operating performance. Although REPAY excludes amortization from acquisition-related intangibles from our non-GAAP expenses, management believes that it is important for investors to understand that such intangibles were recorded as part of purchase accounting and contribute to revenue generation. Amortization of intangibles that relate to past acquisitions will recur in future periods until such intangibles have been fully amortized. Any future acquisitions may result in the amortization of additional intangibles.

(n)

Represents the weighted average number of shares of Class A common stock outstanding (on as-converted basis) for the three and nine months ended September 30, 2020, as well as the Successor period from July 11, 2019 to September 30, 2019 (excluding shares that were subject to forfeiture).

(o)	Adjustment for incremental depreciation and amortization recorded due to fair-value adjustments under ASC 805 in the Successor period.
(p)

Represents pro forma income tax adjustment effect associated with items adjusted above. As Hawk Parent, as the accounting Predecessor, was not subject to income taxes, the tax effect above was calculated on the adjustments related to the Successor period only.